SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           February 2, 1999



                       SPRINT CORPORATION
     (Exact name of Registrant as specified in its charter)

          Kansas                    0-4721                   48-0457967
(State of Incorporation)    (Commission File Number)     (I.R.S. Employer
                                                         Identification No.)


   2330 Shawnee Mission Parkway, Westwood, Kansas             66205
     (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code       (913) 624-3000



 (Former name or  former address, if changed since last report)


          P. O. Box 11315, Kansas City, Missouri 64112
        (Mailing address of principal executive offices)

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Item 5.  Other Events

     Fourth Quarter 1998 and Calendar Year 1998 Results Announced

     On February 2, 1999, Sprint Corporation ("Sprint") announced fourth quarter 1998 and calendar year 1998 results in both its FON Group and its PCS Group. Information concerning the results is contained in the news release, a copy of which is filed as Exhibit 99 to this report and is incorporated in this report by reference.

     Clinton Administration Recommendation Regarding Tax Treatment of Tracking Stock Issuances

     The Clinton administration's annual budget proposal recommends changes in the tax law which, if enacted, would affect future issuances of tracking stocks, the definition of which Sprint believes would appear to include the PCS
Stock and possibly the FON Stock issued by Sprint. Such recommendation may or may not be incorporated in proposed legislation, or enacted into law, and if incorporated or enacted it is not possible to determine the form in which such legislation would be presented. Under the recommendation, upon the issuance of tracking stock (or a recapitalization of stock or securities into tracking stock), gain would be recognized in an amount equal to the excess of the fair market value of the tracked assets over their adjusted basis. A "grandfather" clause is included, which provides that the recommendation would be effective for tracking stock issued on or after the date of enactment. Therefore, the recommendation to tax the issuance of tracking stocks would not affect currently outstanding shares of PCS Stock or FON Stock or shares of PCS Stock that Sprint issues in its offering pursuant to its Registration Statement No. 333-64241. If enacted, however, the recommendation could adversely affect Sprint's ability to utilize tracking stock to raise equity capital in the future.

Item 7.  Financial Statements and Exhibits.

     (c)    Exhibits

        4(a)   First Supplemental Indenture, dated as of January
               15, 1999, to Indenture dated as of October 1,
               1998, between Sprint Corporation and Bank One,
               N.A., as Trustee

        4(b)   First Supplemental Indenture, dated as of January
               15, 1999, to Indenture dated as of October 1,
               1998, among Sprint Capital Corporation, Sprint
               Corporation and Bank One, N.A., as Trustee

        99.    News Release Relating to Fourth Quarter 1998 and
               Calendar Year 1998 Results





                           SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              SPRINT CORPORATION


Date: February 2, 1999             By: /s/ Michael T. Hyde
                                   Michael T. Hyde
                                   Assistant Secretary

                         EXHIBIT INDEX

Exhibit
Number    Description                                                Page

4(a)      First Supplemental Indenture, dated as of January
          15, 1999, to Indenture dated as of October 1,
          1998, between Sprint Corporation and Bank One,
          N.A., as Trustee

4(b)      First Supplemental Indenture, dated as of January
          15, 1999, to Indenture dated as of October 1,
          1998, among Sprint Capital Corporation, Sprint
          Corporation and Bank One, N.A., as Trustee

99.       News Release Relating to Fourth Quarter 1998 and
          Calendar Year 1998 Results.